UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 16, 2010
OLYMPIC STEEL, INC.
(Exact Name of Registrant as Specified in Charter)

Ohio	0-23320	34-1245650

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5096 Richmond Road Bedford Heights, Ohio	44146

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (216) 292-3800
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On July 16, 2010, Martin H. Elrad notified Olympic Steel, Inc. (the “Company”) that he was resigning as a member of the Company’s board of directors, effective immediately. Mr. Elrad joined the Company’s board of directors in 1987 and served as a member of the Compensation Committee and the Audit and Compliance Committee, and as Chairman of the Nominating Committee. Mr. Elrad’s decision to resign was not the result of any disagreement with the Company.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLYMPIC STEEL, INC.
By:	/s/ Richard T. Marabito
	Name:	Richard T. Marabito
	Title:	Chief Financial Officer, Treasurer and Assistant Secretary

Date: July 21, 2010